UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2008 (November 11, 2008)

CYBERDEFENDER CORPORATION
(Exact name of registrant as specified in its charter)

California	333-138430	65-1205833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

617 West 7th Street, Suite 401, Los Angeles, California	90017
(Zip Code)

Registrant’s telephone number, including area code:	(213) 689-8631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission (the “Commission”) by CyberDefender Corporation, a California corporation (the “Registrant”), contains certain forward-looking statements and information based upon the beliefs of, and currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management regarding the Registrant’s financial condition, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 3.02 Recent Sales of Unregistered Securities.

On November 11, 2008, the Registrant entered into a consulting agreement with Newview Finance LLC (“Newview”), pursuant to which Newview will provide the Registrant with management consulting services, business advisory services, shareholder information services and public relations services. In consideration of these services, the Registrant issued to Newview a 3-year Common Stock Purchase Warrant to purchase up to 2,250,000 shares of the Registrant’s common stock, exercisable for cash only at an exercise price of $1.25 per share (the “Newview Warrant”). The Newview Warrant will vest as follows: (i) 900,000 of the Newview Warrant shares are vested as of November 11, 2008, and (ii) 270,000 of the Newview Warrant shares will vest and become exercisable over the five month period commencing on December 1, 2008 and ending on April 1, 2009; provided, however, if the Newview consulting agreement is terminated prior to April 1, 2009, any unvested Newview Warrant shares at the time of such termination will be forfeited. The Newview consulting agreement may be terminated by either party upon 15 days prior written notice.

The Registrant is obligated to file within 75 days of November 11, 2008 a registration statement with the Commission registering the resale of the Newview Warrant shares, and to cause such registration statement to become effective within 120 days after the filing date. If the Registrant is delinquent in either of these deadlines, it will be obligated to pay Newview a one-time payment of $0.01 per Newview Warrant share, payable in cash or the Registrant’s common stock valued at the market price of the common stock at the time of such delinquency.

The offering of the Newview Warrant and its underlying shares was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, inasmuch as the securities were issued to an accredited investor only without any form of general solicitation or general advertising.

The foregoing discussion is qualified in its entirety by reference to the Newview Warrant, which is attached as an exhibit to this Current Report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Newview Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2008
CYBERDEFENDER CORPORATION

	By:	/s/ Gary Guseinov
Gary Guseinov
Chief Executive Officer